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                                                              Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-88519, 333-41318, 333-50442 and 333-41198 of CVB Financial Corp. on Form
S-8, of our report, dated March 10, 2004, appearing in this Annual Report on Form 10-K of CVB Financial Corp. for the year ended December 31, 2003.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
March 11, 2004